POWER OF ATTORNEY

	Know all by these presents, that the undersigned hereby constitutes and appoints Michael N. Levy, the undersigned?s true and lawful attorney-in-fact to:

	(1)	prepare, execute in the undersigned?s name and on the undersigned?s
		behalf, and submit to the U.S. Securities and Exchange Commission (the ?SEC?)
		a Form ID, including amendments thereto, and other documents necessary or
		appropriate to obtain codes and passwords enabling the undersigned to make
		electronic filings with the SEC of reports required by Section 16(a) of the
		Securities Exchange Act of 1934 or any rule or regulation of the SEC;

	(2)	execute for and on behalf of the undersigned, in the undersigned?s
		capacity as an officer and/or director of Ingredion Incorporated
		(the ?Company?), Forms 3, 4, and 5 in accordance with Section 16(a) of the
		Securities Exchange Act of 1934 and the rules thereunder, and any other forms
		or reports the undersigned may be required to file in connection with the
		undersigned?s ownership, acquisition, or disposition of securities of the
		Company;

	(3)	do and perform any and all acts for and on behalf of the undersigned which
		may be necessary or desirable to complete and execute any such Form 3, 4, or
		5, or other form or report, and timely file such form or report with the SEC
		and any stock exchange or similar authority; and

	(4)	take any other action of any type whatsoever in connection with the
		foregoing which, in the opinion of such attorney-in-fact, may be of benefit
		to, in the best interest of, or legally required by, the undersigned, it
		being understood that the documents executed by such attorney-in-fact on
		behalf of the undersigned pursuant to this Power of Attorney shall be in such
		form and shall contain such terms and conditions as such attorney-in-fact may
		approve in such attorney-in fact?s discretion.

	The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all the attorney-in-fact, or such attorney-in-fact?s substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Company assuming, any of the undersigned?s responsibilities to comply with Section 16 of the Securities Exchange Act of 1934.

	This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4, and 5 with respect to the undersigned?s holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorney-in-fact.

	IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 18th day of August, 2021.


/s/Catherine A. Suever
Signature